Note 24 - Basic and Diluted Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
NOTE 24 – BASIC AND DILUTED EARNINGS PER SHARE

(In Thousands, Except per Share Data)	Year Ended December 31
	2011	2010	2009
Basic earnings per common share
Net income available to common shareholders	$3,943	$2,084	$1,151
Weighted average common shares outstanding	7,843	7,766	7,657

Basic earnings per common share	$0.50	$0.27	$0.15

Diluted Earnings per Share
Net income available to common shareholders	$3,943	$2,084	$1,151

Weighted average common shares outstanding	7,843	7,766	7,657
Add dilutive effects of assumed exercises of options	2	2	2
Weighted average common and dilutive potential
Common shares outstanding	7,845	7,768	7,659

Diluted earnings per common share	$0.50	$0.27	$0.15

Stock options and warrants for 975,845, 1,033,692, and 1,065,629 shares of common stock were not considered in computing diluted earnings per share for 2011, 2010, and 2009, respectively, because they were anti-dilutive.